Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO THE

THREE YEAR CREDIT AGREEMENT

Dated as of March 1, 2012

AMENDMENT NO. 1 TO THE THREE YEAR CREDIT AGREEMENT among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (“TMCC”), TOYOTA MOTOR FINANCE (NETHERLANDS) B.V., a corporation organized under the laws of the Netherlands (“TMFNL”), TOYOTA FINANCIAL SERVICES (UK) PLC, a corporation organized under the laws of England (“TFSUK”), TOYOTA KREDITBANK GMBH , a corporation organized under the laws of Germany (“TKG”), TOYOTA CREDIT DE PUERTO RICO CORP., a corporation organized under the laws of the Commonwealth of Puerto Rico (“TCPR”), TOYOTA CREDIT CANADA INC., a corporation incorporated under the laws of Canada (“TCCI”), TOYOTA LEASING GMBH, a corporation organized under the laws of Germany (“TLG” and, together with TMFNL, TMCC, TFSUK, TKG, TCPR and TCCI, the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”) and BNP PARIBAS, as Administrative Agent.

PRELIMINARY STATEMENTS:

(1)           The Borrowers, the Lenders and the Administrative Agent have entered into a Three Year Credit Agreement dated as of March 1, 2011 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers wish to amend the Credit Agreement as hereinafter set forth.  The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrowers and the Borrowers, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth.

(3)           The Borrowers have, in accordance with Section 2.13 of the Credit Agreement, requested an extension of the Revolving Maturity Date currently in effect by one year.  The Borrowers have agreed to amend certain of the pricing terms applicable to Consenting Lenders, and have requested that Lenders indicate their willingness to become Consenting Lenders by executing this Amendment.

SECTION 1. Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, hereby amended as follows:

(a)           A definition of “2012 Consenting Lender” is added to Section 1.1 in appropriate alphabetical order to read as follows:

“2012 Consenting Lender” means each Lender that agrees to become a Consenting Lender in response to the request by the Borrowers, dated January 25, 2012, to extend the Revolving Maturity Date by one year, to March 1, 2015.

(b)           The definition of “Applicable Minimum/Maximum Rate” in Section 1.1 is amended in full as follows:

“Applicable Minimum/Maximum Rate” means, as of any day (a) in respect of all Loans made by Lenders that are not 2012 Consenting Lenders, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Minimum Rate	Applicable Maximum Rate
Level 1 At least AA/Aa2	0.500%	1.125%
Level 2 Less than Level 1 but at least A/A2	0.625%	1.250%
Level 3 Less than Level 2	0.750%	1.500%

and (b) in respect of all Loans made by 2012 Consenting Lenders, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Minimum Rate	Applicable Maximum Rate
Level 1 At least AA/Aa2	0.750%	1.750%
Level 2 Less than Level 1 but at least A/A2	1.000%	2.000%
Level 3 Less than Level 2	1.250%	2.250%

(c)           The definition of “Regulatory Change” in Section 1.1 is amended in full as follows:

“Regulatory Change” shall mean, with respect to any Lender, the introduction of or any change in or in the interpretation of any Law, or such Lender’s compliance therewith.  For the avoidance of doubt, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted, adopted, issued, promulgated or implemented.

(d)           Section 6.7 is amended by deleting the phrase “including, without limitation, the refunding of its maturing commercial paper”.

(e)           The proviso to the definition of “Eligible Assignee” in Section 9.7(i) is amended in full as follows:

provided that, notwithstanding the foregoing (x) no Person shall qualify as an Eligible Assignee without the approval of each Swing Line Lender (such approval not to be unreasonably withheld or delayed), (y) “Eligible Assignee” shall not include a Borrower or any of the Borrowers’ Affiliates and (z) “Eligible Assignee” shall not include any Person that is not a regulated lending institution in the United States, Canada, Japan, Australia or the European Union.

SECTION 2. Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower and the Required Lenders.  This Amendment is subject to the provisions of Section 9.1 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrowers.  Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) The representations and warranties made by such Borrower contained in Article V of the Credit Agreement are true and correct with the same effect as if made on and as of the date of this Amendment, except where such representations and warranties specifically refer to an earlier date in which case they shall be true and correct as of such earlier date and provided that Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent financial statements delivered in accordance with Section 6.1(a) and, in the case of TMCC and TCPR, Section 6.1(b) of the Credit Agreement.

(b) No Default with respect to such Borrower exists.

SECTION 4. Consent to Extension of Revolving Maturity Date.  Each Lender that desires to become a 2012 Consenting Lender shall so indicate on its signature page to this Amendment, whereupon, subject to the conditions set forth in Section 2.13 of the Credit Agreement, the Revolving Maturity Date for each 2012 Consenting Lender shall be extended to March 1, 2015.

SECTION 5. Change of Notice Address.  Each Borrower hereby gives notice that the “Attention” line in each address for notices to Toyota Motor Credit Corporation set forth in Section 9.2 of the Credit Agreement is revised to replace “Marcy Morita, Business Strategy Manager and Jeff Carter, Assistant Global Treasurer’ with “David Johnson, Treasury Manager and Jeff Carter, Assistant Global Treasurer”.  TMFNL hereby gives notice that its address set forth in Section 9.2 of the Credit Agreement is amended in full to read as follows:

World Trade Center Amsterdam
Tower H, Level 10, Zuidplein 90
1077 XV Amsterdam
The Netherlands
Attention: Chief Finance Officer
Telephone: 31 20 502 5314
Telefax: 31 20 502 5319

SECTION 6. Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and this Amendment shall be deemed to be a Loan Document.

(b) The Credit Agreement and the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 7. Costs and Expenses.  TMCC agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.4 of the Credit Agreement.

SECTION 8. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other elctronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

TOYOTA MOTOR CREDIT CORPORATION

By:	/s/ Wei Shi
Name: Wei Shi Title: Vice President- Treasury, Finance & Analytics

TOYOTA MOTOR FINANCE (NETHERLANDS) B.V.

By:	/s/ Yoriyuki Hirayama
Name: Yoriyuki Hirayama Title: CEO

TOYOTA FINANCIAL SERVICES (UK) PLC

By:	/s/ Raj Jouhal
Name: Raj Jouhal Title: General Counsel

TOYOTA CREDIT DE PUERTO RICO CORP.

By:	/s/ Wei Shi
Name: Wei Shi Title: Vice President- Treasury, Finance & Analytics, Toyota Motor Credit Corporation

TOYOTA CREDIT CANADA INC.

By:	/s/ Fernando Belfiglio
Name: Fernando Belfiglio Title: Vice President - Finance

TOYOTA KREDITBANK GMBH

By:	/s/ Christian Ruben
Name: Christian Ruben Title: Managing Director

By:	/s/ Joo Ljubica
Name: Joo Ljubica
Title: Managing Director

TOYOTA LEASING GMBH

By:	/s/ C. Ruben
Name: C. Ruben Title: Managing Director

By:	/s/ W. Jio
Name: W. Jio Title: Managing Director

Accepted and agreed:
BNP PARIBAS,
as Administrative Agent, as a Lender and
as a 2012 Consenting Lender
By:	/s/ Andrew Strait
Name:	Andrew Strait
Title:	Managing Director
By:	/s/ Renaud-Franck Falce
Name:	Renaud-Franck Falce
Title:	Managing Director

BNP PARIBAS (CANADA),
as Canadian Sub-Agent, as a Lender and
as a 2012 Consenting Lender

By:	/s/ Tony Baratta
Name:	Tony Baratta
Title:	Director – Corporate Banking

By:	/s/ Chris Golding
Name:	Chris Golding
Title:	Director – Corporate Banking

CITIBANK, N.A., as
a Lender and as a 2012 Consenting Lender

By:     /s/ Susan M. Olsen
Name:  Susan M. Olsen
Title:  Vice President

CITIBANK, N.A., CANADIAN BRANCH,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Niyousha Zarinpour
Name:  Niyousha Zarinpour
Title:  Authorised Signer

BANK OF AMERICA, N.A.,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Alan H. Roche
Name:  Alan H. Roche
Title:  Managing Director

BANK OF AMERICA, N.A., CANADIAN BRANCH,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Medina Sales de Andrade
Name:  Medina Sales de Andrade
Title:  Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Akira Ryu
Name:  Akira Ryu
Title:  Managing Director

BANK OF TOKYO-MITSUBISHI UFJ
(CANADA),
as a Lender and as a 2012 Consenting Lender

By:     /s/ Eijun Hoshiyama
Name:  Eijun Hoshiyama
Title:  Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and as a 2012 Consenting Lender By: /s/ Christopher Samms Name: Christopher Samms Title: Senior Vice President, #9426

JP MORGAN CHASE BANK N.A., as a Lender and as a 2012 Consenting Lender By: /s/ Neha Desai Name: Neha Desai Title: Vice President

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Takashi Toyoda
Name:  Takashi Toyoda
Title:  Director

By:     /s/ Konstantinos Karabalis
Name:  Konstantinos Karabalis
Title:  Deputy General Manager

By:     /s/ Nadine Boudart
Name:  Nadine Boudart
Title:  Assistant Manager

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Koichi Tanaka
Name:  Koichi Tanaka
Title:  Joint General Manager

By:     /s/ Yasushi Iwata
Name:  Yasushi Iwata
Title:  Assistant Manager

Dusseldorf Branch

SUMITOMO MITSUI BANKING
CORPORATION OF CANADA,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Yusuke Ono
Name:  Yusuke Ono
Title:  Senior Vice President

THE SUMITOMO TRUST & BANKING CO.,
Ltd., NEW YORK BRANCH,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Yuji Kabe
Name:  Yuji Kabe
Title:  Vice President and Manager

ROYAL BANK OF CANADA,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Meredith Majesty
Name:  Meredith Majesty
Title:  Authorized Signatory

By:     /s/ Matthew Balicki
Name:  Matthew Balicki
Title:  Attorney-in-Fact

By:     /s/ Michael Ellison
Name:  Michael Ellison
Title:  Managing Director

DEUTSCHE BANK AG
NEW YORK BRANCH,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Hans-Josef Thiele
Name:  Hans-Josef Thiele
Title:  Director

By:     /s/ Ming K. Chu
Name:  Ming K. Chu
Title:  Vice President

DEUTSCHE BANK AG
CANADA BRANCH,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Paul M. Jurist
Name:  Paul M. Jurist
Title:  Managing Director & Principal Officer

By:      /s/ Renate Engel
Name:  Renate Engel
Title:  Assistant Vice President

MIZUHO CORPORATE BANK, LTD., LOS ANGELES BRANCH,

as a Lender and as a 2012 Consenting Lender

By:     /s/ Mitsuyoshi Matsuura
Name:  Mitsuyoshi Matsuura
Title:  Joint General Manager

MIZUHO CORPORATE BANK, LTD., CANADA BRANCH,

as a Lender and as a 2012 Consenting Lender

By:     /s/ Kazuoki Okuma
Name:  Kazuoki Okuma
Title:  Joint General Manager

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as a 2012 Consenting Lender By: /s/ James Welch Name: James Welch Title: Director

BARCLAYS BANK PLC, as a Lender and as a 2012 Consenting Lender By: /s/ Michael Mozer Name: Michael Mozer Title: Vice President

UBS LOAN FINANCE LLC, as a Lender and as a 2012 Consenting Lender By: /s/ Irja R. Otsa Name: Irja R. Otsa Title: Associate Director By: /s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director

MORGAN STANLEY SENIOR FUNDING INC., as a Lender and as a 2012 Consenting Lender By: /s/ Michael King Name: Michael King Title: Vice President

THE TORONTO DOMINION BANK, as a Lender and as a 2012 Consenting Lender By: /s/ Bebi Yasin Name: Bebi Yasin Title: Authorized Signator

ING BANK N.V. DUBLIN BRANCH, as a Lender By: /s/ Emma Condon Name: Emma Condon Title: Vice President By: /s/ Sean Hassett Name: Sean Hassett Title: Director

BANK OF MONTREAL,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Jean-Jacques van Helten
Name:  Jean-Jacques van Helten
Title:  Managing Director

By:     /s/ Joe Linder
Name:  Joe Linder
Title:  Vice President, Chicago Branch

By:     /s/ Jeff Currie
Name:  Jeff Currie
Title:  Vice President

CIBC INC.,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Dominic Sorresso
Name:  Dominic Sorresso
Title:  Executive Director

By:     /s/ Eoin Roche
Name:  Eoin Roche
Title:  Executive Director

CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Sheryl Holmes
Name:  Sheryl Holmes
Title:  Managing Director

By:     /s/ Geraint Breeze
Name:  Geraint Breeze
Title:  Executive Director

SOCIETE GENERALE, as a Lender and as a 2012 Consenting Lender By: /s/ Yao Wang Name: Yao Wang Title: Director

FIFTH THIRD BANK, as a Lender and as a 2012 Consenting Lender By: /s/ Yumiko Tokiwa Name: Yumiko Tokiwa Title: Vice President

WELLS FARGO BANK, N.A., as a Lender and as a 2012 Consenting Lender By: /s/ S. Michael St. Geme Name: S. Michael St. Geme Title: Managing Director

THE BANK OF NEW YORK MELLON, as a Lender and as a 2012 Consenting Lender By: /s/ Robert Besser Name: Robert Besser Title: Managing Director

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Peter Wesemeier
Name:  Peter Wesemeier
Title:  Vice President

By:     /s/ Raquel Pellegrino
Name:  Raquel Pellegrino
Title:  Assistant Vice President

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, as a Lender and as a 2012 Consenting Lender By: /s/ Tomoyuki Nagano Name: Tomoyuki Nagano Title: Senior Vice President

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,
as a Lender and as a 2012 Consenting Lender

By:     /s/ Sergio Maggioni
Name:  Sergio Maggioni
Title:  Head of Business and FVP

By:     /s/ Cristina Cignoli
Name:  Cristina Cignoli
Title:  AVP